                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934F

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                               THE MAINSTAY FUNDS
                (Name of Registrant as Specified In Its Charter)

  ____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                               THE MAINSTAY FUNDS
                              169 LACKAWANNA AVENUE
                              PARSIPPANY, NJ 07054

                         SPECIAL MEETING OF SHAREHOLDERS
                            OF THE MAINSTAY MAP FUND
                          TO BE HELD SEPTEMBER 11, 2006

[JULY ___,] 2006

To Our Shareholders:

Please take note that the SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY MAP FUND (the "Fund"), a series of The MainStay Funds (the "Trust"), will be held on September 11, 2006, beginning at [11:00 A.M.] Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The Trust, a Massachusetts business trust, currently offers 19 separate series of funds. THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE MAINSTAY MAP FUND, as specified in the Proxy Statement.

AT THE SPECIAL MEETING, AND AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS LETTER, YOU WILL BE ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN NYLIM AND INSTITUTIONAL CAPITAL LLC WITH RESPECT TO THE FUND.

After careful consideration, the Board of Trustees of the Trust has approved the above-referenced proposal and recommends that shareholders vote "FOR" the proposal.

Your vote is very important to us regardless of the number of shares that you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on September 11, 2006. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including mail, telephone and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Limited, reminding you to vote. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        ----------------------------------------
                                        Christopher O. Blunt
                                        President

Encl.

                               THE MAINSTAY FUNDS
                              169 LACKAWANNA AVENUE
                              Parsippany, NJ 07054

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE MAINSTAY MAP FUND
                          TO BE HELD SEPTEMBER 11, 2006

To the Shareholders of the MainStay MAP Fund:

On behalf of the Board of Trustees (the "Board" or the "Trustees") of The MainStay Funds (the "Trust"), you are cordially invited to attend a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the MAINSTAY MAP FUND (the "Fund"). The Special Meeting will be held on September 11, 2006, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at [11:00 A.M.], Eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal:

     TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN NYLIM AND INSTITUTIONAL CAPITAL LLC ("ICAP") TO APPOINT ICAP AS A NEW SUBADVISOR TO THE FUND.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are a shareholder of record of the Fund as of the close of business on July 14, 2006 ("Record Date"). If you attend the Special Meeting, you may vote the shares that you own in person. Even if you do not attend the Special Meeting, you may vote by proxy by mail, telephone or the Internet. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

By order of the Board of Trustees,


----------------------------------------
Marguerite E. H. Morrison
Secretary
[JULY ___,] 2006

                                IMPORTANT NOTICE:
     PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS
         VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN
          HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY
                       PROMPTLY VOTING THE ENCLOSED PROXY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

               REGISTRATION                                   VALID
               ------------                                   -----
CORPORATE ACCOUNTS
(1) ABC Corp..............................   ABC Corp. John Doe, Treasurer
(2) ABC Corp..............................   John Doe
(3) ABC Corp. c/o John Doe................   John Doe
(4) ABC Corp. Profit Sharing Plan.........   John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership...................   Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership..   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust.............................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78...   Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust
    f/b/o John B. Smith, Jr. UGMA/UTMA....   John B. Smith, Custodian f/b/o/ John B.
                                             Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith...............   John B. Smith, Jr.,
                                             Executor
                                             Estate of John B. Smith

Please choose one of the following options to vote your shares:

     -    By mail, with the enclosed proxy card;

     - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     - Through the Internet, by using the Internet address located on you proxy card and following the instructions on the site; or

     -    In person at the Special Meeting.

                               THE MAINSTAY FUNDS
                                MAINSTAY MAP FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2006

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the MainStay MAP Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), in connection with the solicitation of proxies relating solely to the Trust, by the Board of Trustees of the Trust (the "Board" or the "Trustees"), for a special meeting of shareholders of the Trust (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on September 11, 2006, beginning at [11:00 A.M.] Eastern time. THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE PROPOSAL SET FORTH IN THE ACCOMPANYING NOTICE (THE "PROPOSAL").

Only shareholders of record who owned shares of any class of the Fund at the close of business on July 14, 2006 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote for the proposal and any business properly to come before the Special Meeting and any adjournments or postponements thereof that may affect the Fund.

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about [JULY ____, 2006] to all shareholders of record of the Fund. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Fund.

It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

                                    PROPOSAL

                APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN
                   NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND
                            INSTITUTIONAL CAPITAL LLC

At a Board meeting held on June 12 and 13, 2006, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, NYLIM, the Fund's manager, or Institutional Capital LLC ("ICAP") (the "Independent Trustees"), approved, on behalf of the Fund, an interim subadvisory agreement between NYLIM and ICAP (the "Interim Subadvisory Agreement"), pursuant to which ICAP has managed a portion of the assets of the Fund since July 3, 2006, and a subadvisory agreement between NYLIM and ICAP (the "New Subadvisory Agreement"), pursuant to which ICAP would manage a portion of the assets of the Fund on an ongoing basis if shareholders approve the Proposal.

WHY AM I RECEIVING THIS PROXY STATEMENT?

Mutual fund companies are required to obtain shareholder approval for certain types of changes affecting their funds, such as the change contemplated in the Proposal. This Proxy Statement is being furnished to you in connection with the solicitation of votes by the Trustees of the Trust with respect to the Fund.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW SUBADVISORY AGREEMENT, WHICH PROVIDES THAT ICAP WILL SERVE AS A NEW SUBADVISOR TO THE FUND AND WILL MANAGE THE FUND'S ASSETS ON AN ONGOING BASIS. As discussed in greater detail below, NYLIM has proposed that ICAP serve as subadvisor to the Fund based, among other things, on the nature, quality and extent of the services ICAP would provide to the Fund. The Board believes it is in the best interests of the Fund and its shareholders to retain ICAP's services.

WHY IS THE NEW SUBADVISORY AGREEMENT NECESSARY?

The Fund currently operates in a structure in which NYLIM allocates the Fund's assets for management by two subadvisors (each such allocation referred to as a subadvisor's "Allocated Assets"). On [NOVEMBER __, 2002], at a special meeting of shareholders, the Fund's shareholders approved (1) the current subadvisory agreement with Markston International LLC ("Markston") and (2) the engagement of Jennison Associates LLC ("Jennison") as a second subadvisor to the Fund pursuant to a Subadvisory Agreement dated November 25, 2002 (the subadvisory agreement with Jennison is referred to as the "Former Subadvisory Agreement").

At a meeting held on June 12 and 13, 2006, the Board approved NYLIM's recommendation to terminate the Former Subadvisory Agreement and replace Jennison with ICAP, effective on or about June 30, 2006. NYLIM's recommendation was the culmination of a review of, among other things, the performance of Jennison over time and extensive evaluation of potential replacements, such review and evaluation being undertaken at the request of the Board. As discussed in more detail under the heading, "What did the Board consider in approving the Interim Subadvisory Agreement and the New Subadvisory Agreement," the Board approved the New Subadvisory Agreement between NYLIM and ICAP to appoint ICAP as a new subadvisor to the Fund. The Board did not take any action with respect to Markston, who will continue to serve as a subadvisor to the Fund.

To ensure the uninterrupted provision of subadvisory services to the Fund during the period between the termination of Jennison (which occurred on June 30, 2006) (the "Jennison Termination Date") and the Special Meeting, the Board of Trustees also approved the Interim Subadvisory Agreement pursuant to Rule 15a-4 under the 1940 Act, which became effective as of the Jennison Termination Date and pursuant to which ICAP currently manages its Allocated Assets. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days from its effective date or the date on which shareholders approve the New Subadvisory Agreement. Rule 15a-4 permits ICAP to provide subadvisory services to the Fund under the Interim Subadvisory Agreement without shareholder approval, subject to certain conditions, including the following:

     - ICAP's compensation during the interim period is no greater than that paid to Jennison under the Former Subadvisory Agreement; and

     - the Board, including a majority of the Independent Trustees, approve the Interim Subadvisory Agreement.

During the term of the Interim Subadvisory Agreement, NYLIM has agreed to pay ICAP for its services an annual fee, calculated daily and payable monthly, based on its Allocated Assets at the following rates:

     -    0.45% on the first $250 million,

     -    0.40% on the next $250 million, and

     -    0.35% over $500 million.

This fee is identical to the subadvisory fee paid to Jennison under the Former Subadvisory Agreement.

WHAT DID THE BOARD CONSIDER IN APPROVING THE INTERIM SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT?

At a meeting held on June 12 and 13, 2006, the Board considered the approval of the Interim Subadvisory Agreement and New Subadvisory Agreement (collectively, "ICAP Agreements") with respect to the Fund. In connection with the approval of the ICAP Agreements, the Board received a significant amount of a wide variety of information that it had requested from NYLIM and ICAP. The Trustees' review included information that they had received over the course of several meetings during which they considered, among other things, the nature and quality of services provided by Jennison, including the performance record of Jennison's Allocated Assets over various time periods, and alternative courses of action that could be taken by the Board, including selecting another subadvisor to replace Jennison. In reaching its decision to approve the ICAP Agreements, the Independent Trustees separately, and the Board as a whole, considered the factors and reached the conclusions described below.

The Board considered NYLIM's explanation of its business rationale for proposing that ICAP replace Jennison as a subadvisor to the Fund, and why such action would be in the interests of the Fund's shareholders. The Board requested and reviewed detailed information about NYLIM's process for identifying a replacement to serve as a subadvisor to the Fund. The Board noted its concerns previously articulated to NYLIM regarding performance of Jennison's Allocated Assets and its concurrence with NYLIM's view that the best interests of the Fund's shareholders in resolving the matter was to retain a new subadvisor to replace Jennison. The Board took into consideration information provided by NYLIM on ICAP's performance in managing the ICAP Select Equity Fund, another mutual fund advised by ICAP with an investment focus similar to the manner in which ICAP will manage the ICAP Allocated Assets, noting that it compared favorably over certain time periods to funds viewed as comparable by a third party data provider. In addition, the Board considered that the new subadvisory relationship would provide an opportunity for the Fund to continue to be managed in a manner consistent with its existing investment objective. The Board further considered the experience level, tenure and compensation of the ICAP management team. The Board concluded that these factors supported NYLIM's recommendation that Jennison be terminated as one of the Fund's subadvisors and replaced by ICAP as a new subadvisor.

The Board also considered the proposed subadvisory fee rate payable by NYLIM to ICAP under the ICAP Agreements. The Board noted that the subadvisory fee arrangement between NYLIM and ICAP included breakpoints based on the amount of its Allocated Assets and would be the same as the subadvisory fee arrangement between NYLIM and Jennison. The Board also considered and compared the rate of ICAP's proposed subadvisory fee to advisory fees paid by mutual funds identified by fund data services as comparable to the Fund. Based on these considerations, the Board concluded that ICAP's proposed subadvisory fee rates under the ICAP Agreements were reasonable in comparison to other subadvisory fee rates.

Over the course of several meetings, the Board received and considered information regarding the nature and extent of services provided to the Fund by Jennison under the Former Subadvisory Agreement and those that would be provided to the Fund by ICAP under the ICAP Agreements, noting that the nature and extent of services under the Former Subadvisory Agreement and the ICAP Agreements were substantially similar. The Board concluded that the Fund and its shareholders were likely to benefit from the nature and extent of services to be provided to the Fund by ICAP under the ICAP Agreements.

With respect to the quality of services to be provided under the ICAP Agreements, the Board considered, among other things, the qualifications, background and experience of ICAP's senior management and the expertise of, and amount of attention expected to be given to the Fund, by the team members expected to be primarily responsible for day-to-day portfolio management services for the Fund, including, investment analysts and both junior and senior investment personnel of ICAP. The Board noted in particular that, as of March 31, 2006, ICAP had over $14 billion in total assets under management, of which approximately $13 billion were equity value assets. The Board also had an opportunity to meet in person with and ask questions of Robert Lyon, ICAP's President and Chief Investment Officer, regarding matters such as ICAP's investment process, risk management techniques and brokerage practices in order to better understand the nature and quality of the services proposed to be provided by ICAP to the Fund. The Board concluded that it was satisfied with the quality of the investment subadvisory services anticipated to be provided to the Fund by ICAP, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by ICAP under the ICAP Agreements should equal or exceed the quality of investment subadvisory services provided by Jennison under the Former Subadvisory Agreement.

The Board received and considered information about the Fund's historical performance and noted that the Fund's performance on an overall basis has generally trailed its primary benchmark index, the Russell Midcap Index over recent years. NYLIM presented the Board with the results of its backtesting of the Fund's performance over an eight-year period using Markston's actual performance during that time period and using ICAP's performance results for its select equity strategy as if each had managed 50% of the Fund's assets during that time period. The Board considered the information, which suggested that, for the periods during which Jennison served as a subadvisor to the Fund, the substitution of ICAP for Jennison would have resulted in generally more consistent and more favorable performance over the same time period, other factors being equal. The Board also reviewed these performance results against the median performance achieved by a group of comparable funds identified by a third party data provider over several time periods and, overall, found it generally satisfactory. The Board noted information that suggested that the Fund would have had stronger historic performance on both an absolute and risk-adjusted basis with ICAP's performance substituted for that of Jennison's, with greater constitency of returns over the relevant time periods. The Board also acknowledged NYLIM's view that ICAP's investment strategy appeared to complement Markston's strategy. In addition, the Board received and considered information about the performance of the ICAP Select Equity Fund and other registered investment companies managed by ICAP. Recognizing past performance is not necessarily indicative of future results, the Board concluded that it was reasonable to believe that ICAP could provide satisfactory performance in the future.

Because the engagement of ICAP is new, there is no historical profitability with regard to its arrangements with the Fund. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions which are, by their nature, speculative. For these reasons, the Board did not consider ICAP's anticipated profitability in determining whether to approve the ICAP Agreements.

The Board received and considered information about the potential of both NYLIM and ICAP to experience and share economies of scale as the Fund grows in size. The Board noted that NYLIM's advisory fee rate and ICAP's proposed subadvisory fee rate contain breakpoints and, therefore, each reflects the potential to share economies of scale with the Fund and its shareholders. Even though the asset levels at which breakpoints would reduce the subadvisory fee rate do not directly correspond to the asset levels at which breakpoints would be provided in NYLIM's advisory fee rate, the Board concluded that the breakpoint structure offered the potential for the sharing of economies of scale among NYLIM, ICAP and the Fund as the Fund grows.

The Board considered potential "fall-out" or ancillary benefits that ICAP may receive as a result of ICAP's relationship with the Fund, including for example soft dollar credits, which are credits obtained with the Fund's portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in ICAP's business as a result of ICAP's relationship with the Fund (such as the ability to market to other prospective clients). The Board concluded that the overall benefits that ICAP could be expected to receive with regard to providing investment advisory and other services to the Fund such as those noted above, were reasonable.

The Board considered that ICAP had entered into an agreement with an affiliate of NYLIM, New York Life Investment Management Holdings LLC ("NYLIM Holdings"), providing for ICAP to become a wholly-owned indirect subsidiary of NYLIM Holdings. This transaction closed on June 30, 2006. The Board considered NYLIM's representation that it would recommend that ICAP be appointed as a subadvisor to the Fund even if the transaction between NYLIM Holdings and ICAP did not close and ICAP remained unaffiliated with NYLIM. The Board also considered the effects on the Fund's operations of having an entity that is affiliated with NYLIM serve as a subadvisor to the Fund, such as additional transparency with regard to compliance matters, as well as the potential benefits, economic and otherwise, to NYLIM of having an affiliated entity serve as a subadvisor to the Fund, such as the receipt of the subadvisory fee by an affiliate.

Considering all of these factors, the Board, including all of the Independent Trustees voting separately, approved the selection of ICAP as subadvisor and determined to approve the ICAP Agreements, including the subadvisory fees to be paid to ICAP under the ICAP Agreements.

WHAT ARE THE TERMS OF THE NEW SUBADVISORY AGREEMENT?

The form of the New Subadvisory Agreement is included as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

There will be no change in the duties of NYLIM as a result of approval of the New Subadvisory Agreement. Pursuant to the New Subadvisory Agreement, ICAP will serve as one of the subadvisors to the Fund and will manage the Allocated Assets, select the investments and place all orders for purchases and sales of securities related to the Allocated Assets, subject to the general supervision of the Board and NYLIM and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, ICAP will perform the following services:

     - provide a continuous investment program for the Allocated Assets, subject to the supervision of the Board and NYLIM, and in accordance with the Fund's investment objectives, policies, and restrictions;

     - provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the Allocated Assets should be held in the various securities and other investments in which it may invest;

     - maintain all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder as they relate to the Allocated Assets;

     - deliver to NYLIM and the Trustees such periodic and special reports as NYLIM or the Trustees may reasonably request;

     - monitor, on a daily basis, the determination by the portfolio accounting agent for the Fund of the valuation of portfolio securities as they relate to the Allocated Assets; and

     - provide the Fund's custodian, on each business day, with information relating to the execution of all portfolio transactions as they relate to the Allocated Assets pursuant to standing instructions.

In consideration for its services, ICAP will be entitled to receive an annual fee based on the Allocated Assets at the following rates:

          -    0.45% on the first $250 million,

          -    0.40% on the next $250 million, and

          -    0.35% over $500 million.

Under the Former Subadvisory Agreement, Jennison received an annual fee identical to that proposed to be paid to ICAP under the New Subadvisory Agreement.

Under the Former Subadvisory Agreement, Jennison received $2,189,001 in subadvisory fees for the fiscal year ended December 31, 2005. Had the New Subadvisory Agreement been in effect during that same fiscal period, ICAP's subadvisory fees would have been identical to those of Jennison, all other factors being equal.

If approved by shareholders, the New Subadvisory Agreement will become effective on or about September 11, 2006 and, unless sooner terminated, will continue for an initial term of two years. Thereafter, the New Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The New Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act) or the assignment or termination of the Fund's Management Agreement, which is discussed below.

The New Subadvisory Agreement provides that ICAP will not be liable to NYLIM, the Trust or any shareholder of the Trust for any act or omission in the course of, or connected with, its services under the New Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from ICAP's willful misfeasance, bad faith, or gross negligence, in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations or duties under the New Subadvisory Agreement.

The material terms of the New Subadvisory Agreement are the same as those of the Interim Subadvisory Agreement except as to provisions relating to the term of the agreements. The terms of the New Subadvisory Agreement differ in certain respects from those of the Former Subadvisory Agreement. In this regard, the New Subadvisory Agreement includes certain provisions, such as indemnification obligations between NYLIM and the subadvisor, more detailed descriptions of the obligations of the subadvisor in performing under the agreement, provisions designed to address regulatory requirements that came into effect after the execution of the Former Subadvisory Agreement, limitations as to representations relating to the subadvisor, limitations on the use of names and confidentiality provisions and a provision regarding the ability of NYLIM to terminate the New Subadvisory Agreement pursuant to the "manager-of-managers" process, that were either not addressed or addressed in less detail in the Former Subadvisory Agreement.

HOW CAN YOU VOTE YOUR SHARES?

Please choose one of the following options to vote your shares:

     -    By mail, with the enclosed proxy card;

     - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     - Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

     -    In person at the Special Meeting.

                      CURRENT INVESTMENT ADVISORY AGREEMENT

Pursuant to an Amended and Restated Management Agreement dated August 1, 2002 between the Trust, on behalf of the Fund, and NYLIM (the "Management Agreement"), NYLIM serves as investment manager to the Fund. NYLIM and its predecessor have managed the Fund since June 8, 1999, prior to which Markston served as the Fund's investment adviser.

In conformity with the stated policies of the Trust and pursuant to the Management Agreement, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio, subject to the supervision of the Board. NYLIM provides offices, conducts clerical, recordkeeping, and bookkeeping services, and maintains most of the financial and accounting records required for the Fund.

The Management Agreement was last approved by shareholders with respect to the Fund on June 8, 2006 and most recently renewed by the Board at a meeting held on June 12-13, 2006. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by NYLIM. The Management Agreement also terminates automatically in the event of an assignment (as defined in the 1940
Act).

Under the Management Agreement, NYLIM may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, NYLIM monitors such subadvisor's investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, NYLIM continuously reviews, supervises and administers the Fund's investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund's portfolio.

The Management Agreement provides that NYLIM shall not be liable to the Trust for any error of judgment by NYLIM or for any loss sustained by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from NYLIM's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement. As consideration for its services, NYLIM receives an annual fee, based on the Fund's average daily net assets, of 0.75% up to $1.0 billion and 0.70% in excess of $1.0 billion. For the fiscal year ended December 31, 2005, the Fund paid investment advisory fees to NYLIM equal to $8,437,084 (this figure includes subadvisory fees paid and any amounts waived and/or reimbursed during the period).

INFORMATION ABOUT INSTITUTIONAL CAPITAL LLC

NYLIM has proposed that ICAP, 225 West Wacker Drive, Suite 2400, Chicago, IL 60606-1229, serve as the subadvisor to the Fund. Under the supervision of NYLIM, ICAP is (and would remain) responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, ICAP is and would be paid a monthly fee by NYLIM, and not the Fund.

ICAP has been an investment advisor since 1970 and as of June 30, 2006, managed over $14 billion in assets. The investment team of ICAP is and would be jointly and primarily responsible for the day-to-day management of the Fund. As of June 30, 2006, ICAP became a wholly-owned subsidiary of NYLIM Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

Exhibit B to this Proxy Statement sets forth the principal executive officer(s) of ICAP. It also contains information with respect to certain registered investment companies advised by ICAP.

                 BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of portfolio securities for the account of the Fund, ICAP seeks the best execution of the Fund's orders. In the course of achieving best execution, ICAP may place such orders with brokers and dealers who provide market, statistical and other research information to it. ICAP is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information.

NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliate of NYLIM, may act as broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of NYLIM. NYLIFE Securities is therefore an "Affiliated Broker" as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

                              BOARD RECOMMENDATION

             THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE
                   APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

                               VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also vote your shares through touch-tone telephone voting or Internet voting. These options require you to input a control number, which is located on each proxy card. After inputting these numbers, you will be prompted to provide your vote on the Proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (1) delivering to the Trust written notice of the revocation, (2) delivering to the Trust a proxy with a later date, or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted FOR the Proposal.

QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. The holders of a majority of the outstanding shares of the Fund on the Record Date, present, in person or by proxy, at the Special Meeting shall constitute a quorum.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES." The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of the Proposal. Therefore, abstentions and broker non-votes will have the effect of a "no" vote with respect to the Proposal.

VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal requires an affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund. As defined in the 1940 Act, a majority of the outstanding voting securities of a fund is the lesser of (1) 67% or more of the voting shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy at the Special Meeting, or (2) more than 50% of the outstanding voting shares of the Fund. All classes of the Fund will vote together on the Proposal. Shareholders as of the Record Date are entitled to one vote for each full share held and fractional votes for any fractional shares owned. A chart stating the number of shares outstanding of each class of the Fund as of the Record Date is set forth below:

CLASS OF SHARES   NUMBER OF SHARES OUTSTANDING
---------------   ----------------------------
     Class A
     Class B
     Class C
     Class I
    Class RI
    Class R2
    Class R3

ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

PAYMENT OF MEETING AND PROXY COSTS. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Fund and are estimated to be between [$____] and [$____]. The Fund (and thus shareholders of the Fund) may incur additional or higher than anticipated expenses as a result of this matter. Proxies may be solicited via regular mail, and also may be solicited via telephone, e-mail, or other personal contact by personnel of NYLIM, the Trust, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose. [THE FUND HAS RETAINED COMPUTERSHARE LIMITED PROVIDE PROXY SOLICITATION SERVICES IN CONNECTION WITH THE SPECIAL MEETING AT AN ESTIMATED COST OF $_________________.]

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Fund does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Trust's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. A shareholder may request inclusion in the Trust's proxy statement and proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Proxy Statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

                                OTHER INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR. NYLIM, located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as investment advisor and administrator to the Fund. NYLIM commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.

DISTRIBUTOR. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is compensated for the distribution services provided to the Fund pursuant to the Trust's plans of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's independent registered public accounting firm. KPMG is responsible for auditing the annual financial statements of the Fund. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS. The Trust will furnish, without charge, to any shareholder upon request, a printed version of the most recent annual report to shareholders of the Fund (and any subsequent semiannual report). Such requests may be directed to the Trust by contacting the Distributor of the Fund's shares by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name of the Fund. The financial statements included in the Fund's most recent annual report (and any subsequent semiannual report) are incorporated by reference in this Proxy Statement.

BENEFICIAL SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of the Record Date, the Trustees, and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of the Record Date, the shareholders with respect to the Fund known by the Fund to beneficially own 5% or more of the outstanding interest of a class of the Fund's shares are identified below:

TITLE OF     NAME AND ADDRESS    AMOUNT OF BENEFICIAL   PERCENT OF
  CLASS    OF BENEFICIAL OWNER         OWNERSHIP           CLASS
--------   -------------------   --------------------   ----------


                                    EXHIBIT A

                          FORM OF SUBADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT

                               THE MAINSTAY FUNDS

SUBADVISORY AGREEMENT, made as of the _____ day of ____________, 2006 (the "Agreement"), between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager"), on behalf of The MainStay Funds (the "Trust"), and Institutional Capital LLC (the "Subadvisor").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into an Amended and Restated Management Agreement, dated August 1, 2002, with the Trust, on behalf of its series, (the "Management Agreement"); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust, and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Subadvisor as follows:

     1. Appointment. The Manager hereby appoints Institutional Capital LLC to act as subadivsor to the series designated on Schedule A of this Agreement (the "Series") with respect to that portion of the assets of the Series designated by the Manager as allocated to the Subadvisor ("Allocated Assets") subject to such written instructions, including any redesignation of Allocated Assets, and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Subadvisor to render investment advisory services hereunder, they shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor will provide a continuous investment program for the Series' Allocated Assets and determine the composition of the assets of the Series' Allocated Assets, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio with respect to its Allocated Assets. The Subadvisor will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "Commission"), as amended, copies of which shall be sent to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

          (a) The Subadvisor will take all reasonable steps necessary to manage the Allocated Assets so that the Series will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          (b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust's Board of Trustees of which the Subadvisor has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the Subadvisor has received a copy.

          (c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased for the Series with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

          (d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

          (e) The Subadvisor will monitor on a daily basis the determination by the portfolio accounting agent for the Trust of the valuation of portfolio securities and other investments of the Allocated Assets of the Series. The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

          (f) The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Subadvisor will provide reports to the Trust's Board of Trustees, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series' Allocated Assets, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

          (h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Subadvisor, or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor's knowledge, in any material connection with the handling of Trust assets:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

               (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefore, a fee equal to the percentage of the portion of the Allocated Assets of the respective Series' average daily net assets managed by the Subadvisor as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

     4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series' Allocated Assets, for broker-dealer selection, and for negotiation of brokerage commission rates. The Subadvisor's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the

Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Trust's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services, to the Series, the Subadvisor, or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards, and the Subadvisor will report on said allocation regularly to the Board of Trustees of the Trust, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     5. Disclosure about Subadvisor. The Subadvisor has reviewed and will review as appropriate, the post-effective amendment to the Registration Statement for the Trust filed with the Commission and any supplements thereto that contain disclosure about the Subadvisor, which materials have been or will be provided to Subadvisor by the Manager. Subadvisor represents and warrants that, with respect to the disclosure about the Subadvisor or information relating, directly or indirectly, to the Subadvisor, such materials contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor represents and warrants that it shall notify the Trust on an ongoing basis of any information necessary for the Trust to know in order to arrange for the disclosure relating to the Subadvisor to be amended or supplemented such that the materials relating to the Subadvisor at no time contain any untrue statement of any material fact and do not omit any statement of a material fact that would be required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Subadvisor is required to be registered.

     6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations, including, but not limited to:

          (a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

          (b) the fees and expenses of the Series which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Series not being maintained by the Manager, (C) the pricing of the Series' Shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series' Shares;

          (c) the fees and expenses of the Trust's transfer and dividend disbursing agent, that may be the custodian, and which relate to the maintenance of each shareholder account;

          (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal and compliance departments) and independent accountants for the Trust;

          (e) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

          (f) all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

          (g) the fees of any trade association of which the Trust may be a member;

          (h) the cost of share certificates representing the Series' Shares;

          (i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Shares with the Commission, registering the Trust as a broker or dealer, and qualifying its Shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

          (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

          (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and

          (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

     7. Compliance.

          (a) The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (a) periodically providing the Trust with information about, and independent third-party reports on, the Subadvisor's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadvisor's Compliance Program"); (b) reporting any material deficiencies in the Subadvisor's Compliance Program to the Trust within a reasonable time; and
(c) reporting any material changes to the Subadvisor's Compliance Program to the Trust within a reasonable time. The Subadvisor understands that the Board of Trustees of the Trust is required to approve the Subadvisor's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board of Trustees approval of the Subadvisor's Compliance Program.

          (b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust: (1) in the event that the Commission has censured the Subadvisor; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager and the Trust immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall immediately notify the
Subadvisor: (1) in the event that the Commission has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Declaration of Trust of the Trust, filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Amended and Restated Declaration of Trust");

          (b) By-Laws of the Trust;

          (c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the Commission relating to the Series and the Series' Shares, and all amendments thereto;

          (e) Notification of Registration of the Trust under the 1940 Act on Form N-1A, as filed with the Commission, and all amendments thereto; and

          (f) Prospectus and Statement of Additional Information of the Series.

     9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

     12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Trust or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

     13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadvisor.

     14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement.

     15. Indemnification.

          (a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadvisor (all of such persons being referred to as "Subadvisor Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust, which
(1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor's responsibilities as Subadvisor of the Series, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadvisor, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor, (2) may be based upon a failure to comply with Section 2, Paragraph(a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or the Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Manager shall not be liable under Paragraph (a) of this
Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this
Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

          (d) The Subadvisor shall not be liable under Paragraph (b) of this
Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section
15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

     16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Subadvisor and the Trust; (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Subadvisor; or (c) by the Subadvisor at any time without penalty, upon sixty
(60) days' written notice to the Manager and the Trust. The Subadvisor recognizes that its services may be terminated or modified pursuant to the "manager-of-mangers" process. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Investment Management Agreement between the Adviser and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 13, 14, and 17 of this Agreement shall remain in effect, as well as any applicable provision of
Section 15 or this Section 16.

     17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     18. Amended and Restated Declaration of Trust. A copy of the Amended and Restated Declaration of Trust for the Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Amended and Restated Declaration of Trust has been executed on behalf of the Trust by the Trustees of the Trust in their capacity as Trustees of the Company and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

     19. Use of Name.

          (a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

          (b) It is understood that the names Institutional Capital LLC or ICAP or any derivative thereof or logo associated with those names, are the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Series. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivative or logo).

     20. Proxies. The Manager has provided the Subadvisor a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Trust. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series, in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

     21. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President with a cc:
Attention: Secretary; or (2) to the Subadvisor at Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

     22. Miscellaneous. (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act. (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. (c) To the extent permitted under this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties. (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. (e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


INSTITUTIONAL CAPITAL LLC


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                   SCHEDULE A

As Compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee with respect to the Allocated Assets equal to the following:

Fund                Annual Rate
----                -----------
MainStay MAP Fund   .45% on the first $250 million;
                    .40% on the next $250 million; and
                    .35% over $500 million

The portion of the fee based upon the average daily net assets of the Allocated Assets of the above Series shall be accrued daily at the rate of 1/365th of the annual rate applied to the daily net assets of the Allocated Assets of the Series.

The subadvisory fee so accrued shall be paid monthly to the Subadvisor.

                                    EXHIBIT B

             ADDITIONAL INFORMATION ABOUT INSTITUTIONAL CAPITAL LLC

The name and title of the principal executive officer(s) of ICAP are shown below. The address of the principal executive officer(s) of ICAP is 225 West Wacker Drive, Suite 2400, Chicago, IL 60606-1229.

NAME               TITLE
----               -----
Robert H. Lyon     Chief Executive Officer and Chief Investment Officer
Pamela H. Conroy   Executive Vice President and Chief Operating Officer
Paula L. Rogers    Executive Vice President
Thomas R. Wenzel   Executive Vice President and Director of Research

Below is information concerning other registered investment companies with similar investment objectives as the Fund, for which ICAP acts as investment adviser or subadvisor.

                               ASSETS UNDER
                               MANAGEMENT BY
                                ICAP ($MM)             FEE RATE (AS A % OF
FUND                         (AS OF 5/31/06)*       AVERAGE DAILY NET ASSETS)
----                         ----------------   ---------------------------------
AXA Enterprise                   $   15.8           0.50% on first $50 million
Multimanager Value                                  0.40% on next $50 million
Fund(1)                                             0.35% on next $150 million
                                                0.30% on assets over $250 million

AXA Premier VIP Large            $   413.1           0.50% on 1st $50 million
Cap Value Portfolio(2)                               0.40% on 2nd $50 million
                                                    0.35% on next $150 million
                                                0.30% on assets over $250 million

ICAP Select Equity Fund          $1,007.61                  0.80% (3)

MainStay VP Basic Value          $1,127.7         0.60% on assets up to $250 million
Portfolio                                          (with voluntary waiver to 0.55%)

                                                   0.55% on assets over $250 million
                                                   (with voluntary waiver to 0.50%)

* For ICAP Select Equity Fund, the amount of assets under management by ICAP is as of 7/3/2006.

(1) AXA Enterprise Multimanager Value Fund is managed by more than one subadvisor. ICAP managed $15.8 million of the total assets of the Fund, which as 5/31/06 totaled $45.59 million.

(2) AXA Premier VIP Large Cap Value Portfolio is managed by more than one subadvisor. As of 5/31/06, ICAP managed $413.1 million of the total assets of the Fund, which as of 6/30/06 totaled $1,218.93 million.

(3) Pursuant to the expense cap agreement dated April 30, 1999, as amended May 1, 2006, ICAP has agreed to waive its management fee and/or reimburse the ICAP Select Equity Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.80% of its average net assets. The expense cap agreement will terminate on August 25, 2008 unless extended by the mutual agreement of the parties. Pending shareholder approval, NYLIM will become the investment adviser of the ICAP Funds and ICAP will become the subadvisor. If approved by the respective shareholders of each ICAP Fund, ICAP will receive a subadvisory fee of 0.40% of each Fund's average daily net assets.

(4) ICAP serves as subadvisor on an interim basis for the MainStay VP Basic Value Portfolio, a portfolio of MainStay VP Series Fund, Inc., to which NYLIM also serves as investment adviser (the "Portfolio"). If approved by shareholders of the Portfolio, ICAP will become the Portfolio's subadvisor.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COST, SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOITING IS INSTANTANEOUS--24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

     1.   READ YOUR PROXY STATEMENT AND HAVE IT AT HAND;

     2.   CALL TOLL-FREE [_____], OR GO TO WEBSITE [_____];

     3.   FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS;

     4.   DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                   Please detach at perforation before mailing

                                      PROXY

                               THE MAINSTAY FUNDS

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                            OF THE MAINSTAY MAP FUND

                        TO BE HELD ON SEPTEMBER 11, 2006

The undersigned shareholder of the MainStay MAP Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), hereby constitutes and appoints [____________________, _______________ and _____________________, or any one of
them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund, to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on September 11, 2006, beginning at [11:00] a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of shareholders of the Fund and the Proxy Statement dated [_________, 2006]. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

VOTE VIA TELEPHONE:

VOTE VIA THE INTERNET: HTTPS:

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.

YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE SPECIAL MEETING OF SHAREHOLDERS WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON.


-------------------------------------
Signature


-------------------------------------
Signature (if held jointly)

Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal. If specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

                                                 FOR   AGAINST   ABSTAIN
                                                 ---   -------   -------
1.   To approve a new Subadvisory Agreement      [ ]     [ ]       [ ]
     between New York Life Investment
     Management LLC and Institutional Capital
     LLC ("ICAP") to appoint ICAP as the
     subadvisor to the Fund.